                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): February 21, 2006

                                      SOUTHERN CALIFORNIA EDISON COMPANY
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-2313                        95-1240335
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-1212
                             (Registrant's telephone number, including area code)

===============================================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

Item 1.01    Entry into a Material Definitive Agreement

         On February 21, 2006, the Edison International Compensation and Executive Personnel Committee
approved the award of long-term incentives for 2006 to executive officers of Edison International and its affiliates, including its subsidiary Southern California Edison Company ("SCE").  As in recent years, these long-term incentive awards will have two components, with Edison International nonqualified stock options comprising 75% of the award value and Edison International performance shares comprising 25% of the award value.  A copy of the Edison International 2006 Long-Term Incentives Terms and Conditions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On February 21, 2006, the Edison International and/or SCE Compensation and Executive Personnel
Committees also approved cash bonuses for 2005 for SCE's executive officers.  The executive officers listed below are the individuals that will be designated as SCE's named executive officers in its proxy statement for the 2006 annual meeting of shareholders.  The 2005 cash bonus for each of the named executive officers is as follows:

              Named Executive Officer               2005 Cash Bonus
        ------------------------------------- -----------------------------
        John E. Bryson, Chairman of the              $2,100,000(1)
        Board, President and Chief
        Executive Officer of Edison
        International and Chairman of the
        Board of SCE
        ------------------------------------- -----------------------------
        Alan J. Fohrer, Chief Executive                $745,000(1)
        Officer of SCE
        ------------------------------------- -----------------------------
        Harold B. Ray, former Executive                $534,000
        Vice President of SCE(2)
        ------------------------------------- -----------------------------
        John R. Fielder, President of SCE              $422,000(1)
        ------------------------------------- -----------------------------
        Mahvash Yazdi, Senior Vice                     $336,000
        President and Chief Information
        Officer of Edison International and
        SCE
       ------------------------------------- ------------------------------
        Robert G. Foster, former President             $521,407(1)
        of SCE(3)
        ------------------------------------- -----------------------------

        (1)    Messrs. Bryson, Fohrer, Fielder and Foster will also be designated as named executive officers by Edison International in its proxy statement for its 2006 annual meeting of shareholders.  The amount shown for each executive is the aggregate cash bonus amount for the executive for service to Edison International and SCE for 2005, and is inclusive of (and not in addition to) any 2005 cash bonus amount reported by Edison International.

        (2)    Mr. Ray retired from SCE on December 31, 2005.

        (3)    Mr. Foster resigned as President of SCE on September 30, 2005 and retired from SCE on
               December 31, 2005.

Item 9.01.   Financial Statements and Exhibits

(c)     Exhibits

        See the Exhibit Index below.

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SOUTHERN CALIFORNIA EDISON COMPANY
                                                        (Registrant)

                                               /s/ Linda G. Sullivan
                                               ----------------------------------
                                               Linda G. Sullivan
                                               Vice President and Controller

February 27, 2006

                                                 EXHIBIT INDEX

Exhibit No.         Description

99.1                Edison International 2006 Long-Term Incentives Terms and Conditions